Short-term investments	12 Months Ended
Dec. 31, 2021
Short-term investments
Short-term investments

5.            Short-term investments

(In thousands)	December 31, 2020	December 31, 2021
Time deposits	68,828	62,379
Investments in financial instruments (note)	48,993	53,273
Total	117,821	115,652

Note:

The investments were issued by commercial banks in the PRC with a variable interest rate indexed to performance of underlying assets. Since these investments’ maturity dates are within one year, they are classified as short-term investments.

Time deposits and investments in financial instruments are stated on the balance sheets at the principal amount plus accrued interest. Interest income is recorded in “Other income, net” in the consolidated statements of comprehensive (loss)/income.